UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): June 6, 2018

MIMEDX GROUP, INC.
(Exact name of registrant as specified in charter)

Florida (State or other jurisdiction of incorporation)	001-35887 (Commission File Number)	26-2792552 (IRS Employer Identification No.)

1775 West Oak Commons Ct, NE Marietta, GA (Address of principal executive offices)	30062 (Zip Code)

(770) 651-9100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
On June 6, 2018, the Audit Committee of the Board of Directors (the “Board”) of MiMedx Group, Inc. (the “Company”), with concurrence from management of the Company, concluded that the Company’s previously issued consolidated financial statements and financial information relating to each of the fiscal years ended December 31, 2012, 2013, 2014, 2015 and 2016 and each of the interim periods within such years, along with the unaudited condensed consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017 (collectively, the “Non-Reliance Periods”), should be restated (the “Restatement”), and therefore, such consolidated financial statements and other financial information, any press releases, investor presentations or other communications related thereto should no longer be relied upon. Additionally, as a result of the foregoing, all communications and financial information with respect to the fourth quarter of 2017 and the first quarter of 2018 should no longer be relied upon, and the Company is further withdrawing all prior financial guidance issued for 2018.
As previously announced, the Audit Committee has been conducting an independent investigation into current and prior-period matters relating to allegations regarding certain sales and distribution practices at the Company and certain other matters. The determination of the need to restate was based on investigation results to date which have primarily been focused on the accounting treatment afforded to such sales and distribution practices for two distributors for which certain implicit arrangements modified the explicit terms of the contracts, impacting revenue recognition during specified periods. The Restatement will have a material impact on the financial statements relating to certain of the Non-Reliance Periods.
The accounting misstatements will also require adjustments to the periods in which such revenues were recognized so that such revenues for product sold are recognized in the period in which such amounts were actually collected. This will also affect gross margin, operating income, income before taxes, income taxes, net income, earnings per share, accounts receivable and related reserves, returns allowances, inventories, and other financial items in particular periods.
The Audit Committee investigation is ongoing, continues to evaluate sales and distribution practices at other distributors and customers, and may ultimately result in the identification of additional issues, broaden the scope of financial items or periods required to be restated, may result in additional actions taken by the Company, and may affect the preliminary conclusions expressed above. The Company does not intend to provide additional updates on the results of the investigation until it is concluded or the Company determines that further disclosure is appropriate or necessary.
Although the Company cannot at this time estimate when it will file its restated financial statements and its Annual Report on Form 10-K for the year ended December 31, 2017 and subsequent interim periods, it is diligently pursuing completion of the Restatement and intends to make such filings as soon as reasonably practicable.
The Company has previously concluded in certain of the periods requiring restatement that its controls over financial reporting were effective. In the period ending December 31, 2016, the Company previously concluded that its controls over financial reporting were ineffective due to material weaknesses in certain internal controls over tax accounting. As a result of material weaknesses relating to the Restatement described above, the Company has now concluded that its controls over financial reporting were ineffective in all of the Non-Reliance Periods. Accordingly, the Company will restate its disclosures for the affected periods to include the identification of material weaknesses related to its restatement.
In addressing the concerns discussed herein, the Audit Committee and the Company are in the process of considering and implementing remedial measures, with a view toward improved accounting and internal control practices. In particular, the Company has established an Ethics and Compliance Committee and has established the positions of Chief Accounting Officer and Internal Auditor.
The Company’s Audit Committee has discussed the foregoing matters with Ernst & Young LLP, the Company’s independent registered public accounting firm for periods subsequent to June 30, 2017, and Cherry Bekaert LLP, the Company’s independent registered public accounting firm for all other Non-Reliance Periods.
This report includes forward-looking statements including statements regarding the periods expected to be restated, and the scope and effect of such restatements. Additional forward-looking statements may be identified by words such as “anticipate,” "believe," "expect," "may," "plan," "potential," "will," "preliminary," and similar expressions, and are based on management’s current beliefs and expectations. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. For more detailed information on the risks and uncertainties, please review the Risk Factors section of the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission.

Any forward-looking statements speak only as of the date of this report and the Company assumes no obligation to update any forward-looking statement.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On June 7, 2018, the Company announced that Michael J. Senken has left his role as the Company’s Chief Financial Officer, effective June 6, 2018. Mr. Senken will remain with the Company in a transitional role ending June 30, 2018. The Company also announced that John E. Cranston has left his role as Vice President, Corporate Controller and Treasurer, effective June 6, 2018. Mr. Cranston will remain with the Company in a transitional role ending June 30, 2018. As part of this transition, on June 6, 2018, the Company’s Board of Directors appointed Edward J. Borkowski, Executive Vice President of the Company, as interim Chief Financial Officer, effective June 6, 2018. The Company is initiating a search process to identify permanent replacements for these positions. The Chief Accounting Officer position is currently vacant and the Company is conducting a search to fill this role.
Mr. Borkowski, 58, has served as Executive Vice President of the Company since April 19, 2018. Prior to joining the Company, Mr. Borkowski served as the Chief Financial Officer of ACETO Corporation, an international company engaged in the development, marketing, sales and distribution of pharmaceutical products, from February 2018 until April 2018, and prior to that, he held several executive level positions with Concordia International Corp., an international specialty pharmaceutical company, from May 2015 to February 2018, including as Chief Financial Officer and as Executive Vice President. Previously, Mr. Borkowski served as Chief Financial Officer at Amerigen Pharmaceuticals, a pharmaceutical company focused on generic products, from 2013 to 2016 and ConvaTec, an international medical products and technologies company, from 2012 to 2013. He is a Member of the American Institute of Certified Public Accountants and the New York State Society of CPAs. Mr. Borkowski holds a Bachelor of Science in Economics and Political Science from Allegheny College and a Master in Business Administration in Finance and Accounting from Rutgers University. There are no transactions involving Mr. Borkowski requiring disclosure under Item 404(a) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

99.1	Press release dated June 7, 2018.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMEDX GROUP, INC.

Date: June 6, 2018	By:	/s/: Alexandra O. Haden
Alexandra O. Haden, General Counsel & Secretary